UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2017
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA		92691

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed during the fourth quarter of the fiscal year 2016, The Ensign Group, Inc., a Delaware corporation, beginning with the filing of its Annual Report on Form 10-K for the year ended December 31, 2016, realigned its reportable segments to include (1) transitional and skilled services, which includes the operation of skilled nursing facilities; (2) assisted and independent living services, which includes the operation of assisted and independent living facilities; and (3) home health and hospice services, which includes the home health, home care and hospice businesses. The Company is furnishing supplemental disclosure of certain operating measures by segment to provide better visibility into these new segments. These expanded disclosures do not change the Company’s previously disclosed consolidated financial statements.

The information in this Current Report on Form 8-K under this Item 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Use and Definition of Non-GAAP Financial Measures

EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are supplemental non-GAAP financial measures. Regulation G, Conditions for Use of Non-GAAP Financial Measures, and other provisions of the Securities Exchange Act of 1934, as amended, define and prescribe the conditions for use of certain non-GAAP financial information. We calculate EBITDA as net income, adjusted for net losses attributable to noncontrolling interest, before (a) interest expense, net, (b) provision for income taxes, and (c) depreciation and amortization. We calculate EBITDAR by adjusting EBITDA to exclude facility rent. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business.

We believe EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR are useful to investors and other external users of our financial statements in evaluating our operating performance because:

•
they are widely used by investors and analysts in our industry as a supplemental measure to evaluate the overall operating performance of companies in our industry without regard to items such as interest expense, net and depreciation and amortization, which can vary substantially from company to company depending on the book value of assets, capital structure and the method by which assets were acquired; and

•	they help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure and asset base from our operating results.

We use EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR:

•	as measurements of our operating performance to assist us in comparing our operating performance on a consistent basis;

•	to allocate resources to enhance the financial performance of our business;

•	to evaluate the effectiveness of our operational strategies; and

•	to compare our operating performance to that of our competitors.

We typically use EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR to compare the operating performance of each operation. EBITDA and EBITDAR are useful in this regard because they do not include such costs as net interest expense, income taxes, depreciation and amortization expense, and, with respect to EBITDAR, facility rent, which may vary from period-to-period depending upon various factors, including the method used to finance facilities, the amount of debt that we have incurred, whether a facility is owned or leased, the date of acquisition of a facility or business, and the tax law of the state in which a business unit operates. As a result, we believe that the use of EBITDA and EBITDAR provide a meaningful and consistent comparison of our business between periods by eliminating certain items required by GAAP.

We also establish compensation programs and bonuses for our leaders that are partially based upon the achievement of Adjusted EBITDAR targets.

Despite the importance of these measures in analyzing our underlying business, designing incentive compensation and for our goal setting, EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR are non-GAAP financial measures that have no standardized meaning defined by GAAP. Therefore, our EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR measures have limitations as analytical tools, and they should not be considered in isolation, or as a substitute for analysis of our results as reported in accordance with GAAP. Some of these limitations are:

•	they do not reflect our current or future cash requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the net interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•	they do not reflect any income tax payments we may be required to make;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and EBITDAR do not reflect any cash requirements for such replacements; and

•	other companies in our industry may calculate these measures differently than we do, which may limit their usefulness as comparative measures.

We compensate for these limitations by using them only to supplement net income on a basis prepared in accordance with GAAP in order to provide a more complete understanding of the factors and trends affecting our business.

(2) Adjusted EBITDA is EBITDA adjusted for non-core business items for each reportable segment, which for the reported periods includes, to the extent applicable:

•	General and administrative expenses are not allocated to any segment for purposes of determining segment profit or loss,

•	Costs incurred for facilities currently being constructed and other start-up operations,

•	Results related to a closed facility and a facility not at full operation,

•	Share-based compensation expense,

•	Insurance reserves in connection with the settlement of claims.

Adjusted EBITDAR is EBITDAR adjusted for the above noted non-core business items.

Management strongly encourages investors to review our consolidated financial statements in their entirety and to not rely on any single financial measure. Because these non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. To properly and prudently evaluate the Company’s business, you should review the audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 10, 2016, and future periodic and current reports the Company files with the SEC, and you should not rely on any single financial measure to evaluate the Company’s business.

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
The following tables summarize our selected performance indicators for our transitional and skilled services segment along with other statistics, for each of the dates or periods indicated:

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Transitional and skilled revenue	$315,212	$264,471	$50,741	19.2%
Number of facilities at period end	130	113	17	15.0%
Number of campuses at period end*	16	13	3	23.1%
Actual patient days	1,052,736	906,098	146,638	16.2%
Occupancy percentage — Operational beds	76.9%	78.6%		(1.7)%
Skilled mix by nursing days	32.5%	30.3%		2.2%
Skilled mix by nursing revenue	54.6%	52.9%		1.7%

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Transitional and skilled revenue	$223,757	$215,556	$8,201	3.8%
Number of facilities at period end	85	85	—	—%
Number of campuses at period end*	12	12	—	—%
Actual patient days	742,953	730,052	12,901	1.8%
Occupancy percentage — Operational beds	79.9%	80.1%		(0.2)%
Skilled mix by nursing days	31.3%	30.6%		0.7%
Skilled mix by nursing revenue	53.6%	53.3%		0.3%

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Transitional and skilled revenue	$43,938	$40,571	$3,367	8.3%
Number of facilities at period end	23	23	—	—%
Actual patient days	145,738	140,987	4,751	3.4%
Occupancy percentage — Operational beds	73.9%	71.5%		2.4%
Skilled mix by nursing days	34.9%	31.1%		3.8%
Skilled mix by nursing revenue	56.8%	53.8%		3.0%

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Transitional and skilled revenue	$46,897	$6,447	$40,450	NM
Number of facilities at period end	22	4	18	NM
Number of campuses at period end*	4	1	3	NM
Actual patient days	160,800	25,866	134,934	NM
Occupancy percentage — Operational beds	67.5%	81.9%		NM
Skilled mix by nursing days	36.7%	20.8%		NM
Skilled mix by nursing revenue	57.8%	39.8%		NM

	Three Months Ended March 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Facility Closed(4):
Skilled nursing revenue	$620	$1,897	$(1,277)	NM
Actual patient days	3,245	9,193	(5,948)	NM
Occupancy percentage — Operational beds	70.7%	74.6%		NM
Skilled mix by nursing days	9.6%	15.4%		NM
Skilled mix by nursing revenue	14.0%	36.0%		NM

* Campus represents a facility that offers both skilled nursing assisted and/or independently living services. Revenue and expenses related to skilled nursing and assisted and independent living services have been allocated and recorded in the respective reportable segment.

(1)	Same Facility results represent all facilities purchased prior to January 1, 2013.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2013 to December 31, 2014.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2015.

(4)
Facility Closed represent the result of one facility closed during the first quarter of 2016. These results were excluded from Same Facility results for the three months ended March 31, 2016 and 2015 for comparison purposes.

	Three Months Ended June 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Transitional and skilled revenue	$340,417	$265,709	$74,708	28.1%
Number of facilities at period end	148	117	31	26.5%
Number of campuses at period end*	18	13	5	38.5%
Actual patient days	1,136,724	927,369	209,355	22.6%
Occupancy percentage — Operational beds	75.6%	78.0%		(2.4)%
Skilled mix by nursing days	31.3%	30.1%		1.2%
Skilled mix by nursing revenue	52.7%	53.4%		(0.7)%

	Three Months Ended June 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Transitional and skilled revenue	$225,787	$211,994	$13,793	6.5%
Number of facilities at period end	85	85	—	—%
Number of campuses at period end*	12	12	—	—%
Actual patient days	726,585	734,371	(7,786)	(1.1)%
Occupancy percentage — Operational beds	78.2%	79.7%		(1.5)%
Skilled mix by nursing days	30.4%	30.1%		0.3%
Skilled mix by nursing revenue	51.1%	53.6%		(2.5)%

	Three Months Ended June 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Transitional and skilled revenue	$42,284	$40,069	$2,215	5.5%
Number of facilities at period end	23	23	—	—%
Actual patient days	141,747	140,938	809	0.6%
Occupancy percentage — Operational beds	71.9%	71.5%		0.4%
Skilled mix by nursing days	34.1%	31.8%		2.3%
Skilled mix by nursing revenue	55.9%	54.6%		1.3%

	Three Months Ended June 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Transitional and skilled revenue	$72,346	$11,883	$60,463	NM
Number of facilities at period end	40	8	32	NM
Number of campuses at period end*	6	1	5	NM
Actual patient days	268,392	43,312	225,080	NM
Occupancy percentage — Operational beds	71.4%	74.1%		NM
Skilled mix by nursing days	32.1%	29.6%		NM
Skilled mix by nursing revenue	55.6%	50.7%		NM

	Three Months Ended June 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Facility Closed(4):
Skilled nursing revenue	$—	$1,763	$(1,763)	NM
Actual patient days	—	8,748	(8,748)	NM
Occupancy percentage — Operational beds	—%	70.2%		NM
Skilled mix by nursing days	—%	10.5%		NM
Skilled mix by nursing revenue	—%	26.9%		NM

* Campus represents a facility that offers both skilled nursing assisted and/or independently living services. Revenue and expenses related to skilled nursing and assisted and independent living services have been allocated and recorded in the respective reportable segment.

(1)	Same Facility results represent all facilities purchased prior to January 1, 2013.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2013 to December 31, 2014.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2015.

(4)
Facility Closed represent the result of one facility closed during the first quarter of 2016. These results were excluded from Same Facility results for the three months ended June 30, 2015 for comparison purposes.

	Three Months Ended September 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Transitional and skilled revenue	$357,315	$289,475	$67,840	23.4%
Number of facilities at period end	148	124	24	19.4%
Number of campuses at period end*	21	14	7	50.0%
Actual patient days	1,214,059	1,010,729	203,330	20.1%
Occupancy percentage — Operational beds	74.8%	77.3%		(2.5)%
Skilled mix by nursing days	30.0%	30.2%		(0.2)%
Skilled mix by nursing revenue	51.3%	52.5%		(1.2)%

	Three Months Ended September 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Transitional and skilled revenue	$224,205	$217,044	$7,161	3.3%
Number of facilities at period end	85	85	—	—%
Number of campuses at period end*	12	12	—	—%
Actual patient days	731,189	751,322	(20,133)	(2.7)%
Occupancy percentage — Operational beds	77.8%	80.1%		(2.3)%
Skilled mix by nursing days	29.5%	29.9%		(0.4)%
Skilled mix by nursing revenue	50.2%	52.4%		(2.2)%

	Three Months Ended September 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Transitional and skilled revenue	$43,131	$41,163	$1,968	4.8%
Number of facilities at period end	23	23	—	—%
Actual patient days	144,709	143,545	1,164	0.8%
Occupancy percentage — Operational beds	72.6%	72.0%		0.6%
Skilled mix by nursing days	31.8%	32.3%		(0.5)%
Skilled mix by nursing revenue	53.3%	54.9%		(1.6)%

	Three Months Ended September 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Transitional and skilled revenue	$89,979	$29,432	$60,547	NM
Number of facilities at period end	40	16	24	NM
Number of campuses at period end*	9	1	8	NM
Actual patient days	338,161	106,941	231,220	NM
Occupancy percentage — Operational beds	70.0%	67.3%		NM
Skilled mix by nursing days	30.2%	30.8%		NM
Skilled mix by nursing revenue	53.0%	51.0%		NM

	Three Months Ended September 30,
	2016	2015
	(Dollars in thousands)		Change	% Change
Facility Closed(4):
Skilled nursing revenue	$—	$1,836	$(1,836)	NM
Actual patient days	—	8,921	(8,921)	NM
Occupancy percentage — Operational beds	—%	70.8%		NM
Skilled mix by nursing days	—%	13.2%		NM
Skilled mix by nursing revenue	—%	27.0%		NM

* Campus represents a facility that offers both skilled nursing assisted and/or independently living services. Revenue and expenses related to skilled nursing and assisted and independent living services have been allocated and recorded in the respective reportable segment.

(1)	Same Facility results represent all facilities purchased prior to January 1, 2013.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2013 to December 31, 2014.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2015.

(4)
Facility Closed represent the result of one facility closed during the first quarter of 2016. These results were excluded from Same Facility results for the three months ended September 30, 2015 for comparison purposes.

	Three Months Ended December 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Transitional and skilled revenue	$361,857	$306,733	$55,124	18.0%
Number of facilities at period end	149	131	18	13.7%
Number of campuses at period end*	21	15	6	40.0%
Actual patient days	1,217,216	1,029,307	187,909	18.3%
Occupancy percentage — Operational beds	74.6%	76.7%		(2.1)%
Skilled mix by nursing days	30.1%	30.9%		(0.8)%
Skilled mix by nursing revenue	51.8%	51.8%		—%

	Three Months Ended December 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Transitional and skilled revenue	$224,635	$226,856	$(2,221)	(1.0)%
Number of facilities at period end	85	85	—	—%
Number of campuses at period end*	12	12	—	—%
Actual patient days	729,505	748,534	(19,029)	(2.5)%
Occupancy percentage — Operational beds	77.8%	79.7%		(1.9)%
Skilled mix by nursing days	29.3%	30.2%		(0.9)%
Skilled mix by nursing revenue	50.5%	50.9%		(0.4)%

	Three Months Ended December 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Transitional and skilled revenue	$44,206	$42,326	$1,880	4.4%
Number of facilities at period end	23	23	—	—%
Actual patient days	145,984	144,331	1,653	1.1%
Occupancy percentage — Operational beds	73.3%	72.4%		0.9%
Skilled mix by nursing days	32.7%	33.6%		(0.9)%
Skilled mix by nursing revenue	55.6%	55.6%		—%

	Three Months Ended December 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Transitional and skilled revenue	$93,016	$35,929	$57,087	NM
Number of facilities at period end	41	22	19	NM
Number of campuses at period end*	9	3	6	NM
Actual patient days	341,727	127,567	214,160	NM
Occupancy percentage — Operational beds	69.1%	67.1%		NM
Skilled mix by nursing days	30.5%	33.5%		NM
Skilled mix by nursing revenue	53.1%	53.8%		NM

	Three Months Ended December 31,
	2016	2015
	(Dollars in thousands)		Change	% Change
Facility Closed(4):
Skilled nursing revenue	$—	$1,622	$(1,622)	NM
Actual patient days	—	8,875	(8,875)	NM
Occupancy percentage — Operational beds	—%	70.4%		NM
Skilled mix by nursing days	—%	11.6%		NM
Skilled mix by nursing revenue	—%	15.9%		NM

* Campus represents a facility that offers both skilled nursing assisted and/or independently living services. Revenue and expenses related to skilled nursing and assisted and independent living services have been allocated and recorded in the respective reportable segment.

(1)	Same Facility results represent all facilities purchased prior to January 1, 2013.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2013 to December 31, 2014.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2015.

(4)
Facility Closed represent the result of one facility closed during the first quarter of 2016. These results were excluded from Same Facility results for the three months ended December 31, 2015 for comparison purposes.

The following tables summarize our selected performance indicators for our assisted and independent living segment along with other statistics, for each of the date or periods indicated:

	Three Months Ended March 31,
	2016	2015	Change	% Change
	(Dollars in thousands)
Revenue	$30,171	$14,303	$15,868	110.9%
Number of facilities at period end	40	17	23	135.3%
Number of campuses at period end	16	13	3	23.1%
Occupancy percentage (units)	75.7%	74.6%		1.1%
Average monthly revenue per unit	$2,747	$2,528	$219	8.7%

	Three Months Ended June 30,
	2016	2015	Change	% Change
	(Dollars in thousands)
Revenue	$30,708	$15,927	$14,781	92.8%
Number of facilities at period end	40	20	20	100.0%
Number of campuses at period end	18	13	5	38.5%
Occupancy percentage (units)	76.0%	73.1%		2.9%
Average monthly revenue per unit	$2,757	$2,494	$263	10.5%

	Three Months Ended September 30,
	2016	2015	Change	% Change
	(Dollars in thousands)
Revenue	31,248	27,686	$3,562	12.9%
Number of facilities at period end	40	40	—	—%
Number of campuses at period end	21	14	7	50.0%
Occupancy percentage (units)	75.8%	76.3%		(0.5)%
Average monthly revenue per unit	$2,733	$2,711	$22	0.8%

	Three Months Ended December 31,
	2016	2015	Change	% Change
	(Dollars in thousands)
Revenue	31,512	30,213	$1,299	4.3%
Number of facilities at period end	40	40	—	—%
Number of campuses at period end	21	15	6	40.0%
Occupancy percentage (units)	76.3%	76.0%		0.3%
Average monthly revenue per unit	$2,748	$2,634	$114	4.3%

THE ENSIGN GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

The table below reconciles net income from operations to EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR for each reportable segment for the periods presented:

	Three Months Ended March31,
	Transitional and Skilled Services		Assisted and Independent Services		Home Health and Hospice
	2016	2015	2016	2015	2016	2015

Statements of Income Data:
Income from operations, excluding general and administrative expense(a)	$27,596	$35,228	$3,260	$2,070	$3,176	$2,675
Depreciation and amortization	5,239	4,225	1,063	724	268	221
EBITDA	$32,835	$39,453	$4,323	$2,794	$3,444	$2,896
Rent—cost of services	18,983	16,464	7,004	1,699	378	258
EBITDAR	$51,818	$55,917	$11,327	$4,493	$3,822	$3,154

EBITDA	$32,835	$39,453	$4,323	$2,794	$3,444	$2,896
Adjustments to EBITDA:
Costs at facilities currently being constructed and other start-up operations(b)	1,224	146	108	—	31	—
Results related to a closed facility, including continued obligations and closing expenses(c)	8,125	—	—	—	—	—
Share-based compensation expense(d)	1,026	838	95	42	66	61
Rent related to item(b) and (c)above	1,001	—	368	—	9	—
Adjusted EBITDA	$44,211	$40,437	$4,894	$2,836	$3,550	$2,957
Rent—cost of services	18,983	16,464	7,004	1,699	378	258
Less: rent related to items(b) and(c) above	(1,001)	—	(368)	—	(9)	—
Adjusted EBITDAR	$62,193	$56,901	$11,530	$4,535	$3,919	$3,215

(a) General and administrative expenses are not allocated to any segment for purposes of determining segment profit or loss.

(b)	Costs incurred for facilities currently being constructed and other start-up operations
(c) Results related to a closed facility and a facility not at full operation, including the fair value of continued obligation under lease agreement and related closing expenses of $7.9 million for the three months ended March 31, 2016.

(d)	Share-based compensation expense incurred during the three months ended March 31, 2016 and 2015.

	Three Months Ended June 30,
	Transitional and Skilled Services		Assisted and Independent Services		Home Health and Hospice
	2016	2015	2016	2015	2016	2015

Statements of Income Data:
Income from operations, excluding general and administrative expense(a)	$32,835	$32,539	$3,263	$2,528	$4,349	$2,996
Depreciation and amortization	6,792	4,230	983	647	229	224
EBITDA	$39,627	$36,769	$4,246	$3,175	$4,578	$3,220
Rent—cost of services	22,565	16,547	7,182	1,667	369	276
EBITDAR	$62,192	$53,316	$11,428	$4,842	$4,947	$3,496

EBITDA	$39,627	$36,769	$4,246	$3,175	$4,578	$3,220
Adjustments to EBITDA:
Costs at facilities currently being constructed and other start-up operations(b)	77	462	364	—	8	—
Results related to a closed facility, including continued obligations and closing expenses(c)	206	—	—	—	—	—
Share-based compensation expense(d)	1,119	978	97	55	72	61
Insurance reserve in connection with the settlement of claims(e)	1,586	—	—	—	—	—
Rent related to item(b) and (c)above	1,465	—	691	—	—	—
Adjusted EBITDA	$44,080	$38,209	$5,398	$3,230	$4,658	$3,281
Rent—cost of services	22,565	16,547	7,182	1,667	369	276
Less: rent related to items(b) and(c) above	(1,465)	—	(691)	—	—	—
Adjusted EBITDAR	$65,180	$54,756	$11,889	$4,897	$5,027	$3,557

(a) General and administrative expenses are not allocated to any segment for purposes of determining segment profit or loss.

(b)	Costs incurred for facilities currently being constructed and other start-up operations
(c) Results related to a closed facility and a facility not at full operation for the three months ended June 30, 2016.

(d)	Share-based compensation expense incurred during the three months ended June 30, 2016 and 2015.

(e)	Insurance reserves in connection with the settlement of claims.

	Three Months Ended September 30,
	Transitional and Skilled Services		Assisted and Independent Services		Home Health and Hospice
	2016	2015	2016	2015	2016	2015

Statements of Income Data:
Income from operations, excluding general and administrative expense(a)	$29,214	$32,717	$2,593	$3,509	$4,499	$4,067
Depreciation and amortization	7,606	4,630	1,074	912	215	258
EBITDA	$36,820	$37,347	$3,667	$4,421	$4,714	$4,325
Rent—cost of services	24,900	17,806	7,438	5,768	404	332
EBITDAR	$61,720	$55,153	$11,105	$10,189	$5,118	$4,657

EBITDA	$36,820	$37,347	$3,667	$4,421	$4,714	$4,325
Adjustments to EBITDA:
Costs at facilities currently being constructed and other start-up operations(b)	979	836	320	—	39	—
Results related to a closed facility, including continued obligations and closing expenses(c)	131	—	—	—	—	—
Share-based compensation expense(d)	1,037	913	86	84	66	59
Insurance reserve in connection with the settlement of claims(e)	3,115	—	—	—	—	—
Rent related to item(b) and (c)above	2,120	—	1,055	—	9	—
Adjusted EBITDA	$44,202	$39,096	$5,128	$4,505	$4,828	$4,384
Rent—cost of services	24,900	17,806	7,438	5,768	404	332
Less: rent related to items(b) and(c) above	(2,120)	—	(1,055)	—	(9)	—
Adjusted EBITDAR	$66,982	$56,902	$11,511	$10,273	$5,223	$4,716

(a) General and administrative expenses are not allocated to any segment for purposes of determining segment profit or loss.

(b)	Costs incurred for facilities currently being constructed and other start-up operations
(c) Results related to a closed facility and a facility not at full operation for the three months ended September 30, 2016.

(d)	Share-based compensation expense incurred during the three months ended September 30, 2016 and 2015.

(e)	Insurance reserves in connection with the settlement of claims.

	Three Months Ended December 31,
	Transitional and Skilled Services		Assisted and Independent Services		Home Health and Hospice
	2016	2015	2016	2015	2016	2015

Statements of Income Data:
Income from operations, excluding general and administrative expense(a)	$28,473	$36,259	$2,585	$3,356	$4,547	$3,846
Depreciation and amortization	6,661	4,923	1,036	1,055	215	277
EBITDA	$35,134	$41,182	$3,621	$4,411	$4,762	$4,123
Rent—cost of services	25,314	18,468	7,283	6,797	404	369
EBITDAR	$60,448	$59,650	$10,904	$11,208	$5,166	$4,492

EBITDA	$35,134	$41,182	$3,621	$4,411	$4,762	$4,123
Adjustments to EBITDA:
Costs at facilities currently being constructed and other start-up operations(b)	688	1,060	(66)	—	77	11
Results related to a closed facility and a facility not at full operation, including continued obligations and closing expenses(c)	244	—	—	—	—	—
Share-based compensation expense(d)	1,009	954	88	89	83	60
Insurance reserve in connection with the settlement of claims(e)	223	—	—	—	—	—
Rent related to item(b) and (c)above	2,500	644	1,283	—	9	5
Adjusted EBITDA	$39,798	$43,840	$4,926	$4,500	$4,931	$4,199
Rent—cost of services	25,314	18,468	7,283	6,797	404	369
Less: rent related to items(b) and(c) above	(2,500)	(644)	(1,283)	—	(9)	(5)
Adjusted EBITDAR	$62,612	$61,664	$10,926	$11,297	$5,326	$4,563

(a) General and administrative expenses are not allocated to any segment for purposes of determining segment profit or loss.

(b)	Costs incurred for facilities currently being constructed and other start-up operations
(c) Results related to a closed facility and a facility not at full operation for the three months ended December 31, 2016.

(d)	Share-based compensation expense incurred during the three months ended December 31, 2016 and 2015.

(e)	Insurance reserves in connection with the settlement of claims.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.
	By:	/s/ Suzanne D. Snapper
Suzanne D. Snapper
Chief Financial Officer

Dated: February 10, 2017